UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported) September 25, 2001
                                                         ------------------

                                  XPEDIAN, INC.
                 ----------------------------------------------
                 (Name of Small Business issuer in its charter)


        FLORIDA                      001-12765                59-2720096
        -------                      ---------                ----------
(State or other jurisdiction of   (Commission File No.)      (IRS Employer
 incorporation or organization)                           Identification No.)


                        1717 N. Bayshore Drive, Suite 321
                                 Miami, FL 33132
                    ----------------------------------------
                    (Address of principal executive offices)

                                  305-530-0046
                         -------------------------------
                         (Registrant's telephone number)

                            -------------------------

                           SPECIAL SECURITIES COUNSEL
                        Law Office of L. Van Stillman, PA
                              L. Van Stillman, Esq.
                        1177 George Bush Blvd. Suite 308
                           Delray Beach, Florida 33483
                                 (561) 330-9903
                              (561) 330-9116 (fax)









Item 2.  Acquisition or Disposition of Assets.

     On September 25, 2001, the registrant, XPEDIAN, INC. completed a share exchange (see Exhibit 2.1, appended to this Form.) with Gala Entertainment, Inc., a Florida corporation. As a result of this share exchange, the registrant will acquire a subsidiary with employees who have a significant amount of experience in the entertainment industry. The essential terms of the Share Exchange are:

     a. The registrant will be the surviving corporation with the target being a subsidiary of the registrant; and

     b. The target shareholders (of Gala Entertainment, Inc.) will exchange 100% of issued and outstanding shares of Gala Entertainment, Inc. for 40,800,000 shares of the registrant, on a pro rata basis.

     c. The target, Gala Entertainment, Inc. a Florida corporation, will continue as a corporation in Florida after the share exchange; and

     d. The registrant is not subject to the control share requirements of the Florida Business Corporation Act, Section 607.0902 as this transaction is exempt pursuant to Section 607.0902(2)(d)5 and Section 607.0902(2)(d)6; and

     e. The Shareholders of the target voted in favor of the Share Exchange;
and

     f. The Board of Directors of the registrant (the acquiring corporation) voted in favor of the Share Exchange; and

     g. Additional members of the registrant's board of directors were elected (See Section 5, below).

     A copy of the Plan of Share Exchange is attached to this Form 8-K as
Exhibit 2.1, appended to this Form.


ITEM 5. Other Events

         Share Exchange:

     On September 25, 2001 the registrant, XPEDIAN, INC. completed a share exchange with Gala Entertainment, Inc., a Florida corporation (see Exhibit 2.1, appended to this Form.). As part of the share exchange agreement, XPEDIAN, INC. All matters of the share exchange, were approved by the Board of Directors of the registrant.

         Additional Directors:

     In addition to the present Board of Directors, the following persons were elected to the Board of Directors, pursuant to the terms and conditions of the Share Exchange Agreement (see Exhibit 2.1, appended to this Form.):

     Name: Michael Heilman

     Address: 550 M Ritchie Hwy #104, Severna Park, MD 21146

     Education: BS in Business Administration from Loyola College, Baltimore,
MD.

     Present Business: Mr. Heilman has 32 years of combined business experience with 20 years of this experience in startups and re-energizing existing companies. Prior to joining Gala, Mr. Heilman was the Founder of Data Protection that provides Information Technology Network Security and Support Services. Mr. Heilman was Co-founder and Vice President of Frederick Engineering that he transformed from a small R&D shop to a worldwide supplier of data communications equipment. As National Sales Manager, he increased sales for Columbia Data Products, a PC computer manufacturer, from $4 million to $110 million in 2 years.

     Name: Jeffrey Stoller

     Address: 1717 N. Bayshore Drive Suite 4256, Miami, FL 33132

     Education: Juris Doctorate, Master of Business Taxation and Master of Business Administration degrees from the University of Southern California. Present Business: Mr. Stoller is a knowledgeable and sophisticated executive in the entertainment industry. He is a successful entrepreneur in the areas of consumer product development and launch, licensing, merchandising, business restructuring and business planning for all stages of a business from start-up to public offering. Stoller's entry into the entertainment field began in 1991 when he became president of Pure Platinum Productions of Los Angeles, Inc., part of the largest and most prestigious chain of upscale nightclubs. In 1998, Stoller created a roll-up program for Rick's Cabaret. He laid the ground work for Gala's current rollup in January 2000 by opening "The Clubhouse, Gentlemen Club & Grill," in Kansas City.


     Name: Don Golden

     Address: 6001 Broken Sound Parkway NW Suite 508, Boca Raton, FL 33487

     Education: Ohio State University, Degrees in Finance and Economics.

     Present Business: Mr. Golden has 30 years experience in the communications industry. Currently, he is the President/CEO of Action Communications Inc, a coordinated group of printing and media companies with clients throughout the world. He was co-owner and President of Rock'n Where Entertainment LC, a merchandising company representing musicians such as Backstreet Boys, N'SYNC, C-Note and LFO. In addition, he has owned and operated several printing/promotional companies.


     Business of the Registrant:

     At the time of the Share Exchange, the registrant, for all practical purposes, was not a "going concern." The registrant had no remaining customers for its services, had no revenues, and no account receivables.

     Current Litigation:

     The registrant has initiated litigation against a shareholder of the company, Van Hughes and a company he controls, Commerce Capital Group, LLC as well as several other ancillary entities. The litigation alleges breach of contract, fraud, a request for rescission, a request for injunctive relief and declaratory relief against Hughes and the other defendants. The case has been filed in the Circuit Court of the 17th Judicial Circuit in and for Broward County, Florida, case number CIV-# 01-016931 (See Exhibit 99.1).

Item 7. Financial Statements

     The financial statements of Gala Entertainment, Inc, a Florida corporation, will be included in a subsequently filed amendment to this form 8-K.


                                Index to Exhibits

Exhibit 2.1    "Agreement and Plan of Share Exchange"...............Page  [5]
Exhibit 3.1     Articles of Share Exchange filed with
                    the Secretary of State of Florida.............. Page  [47]
Exhibit 99.1   Complaint Against Hughes, et al......................Page  [51]

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  XPEDIAN, INC.

Date:   October 8, 2001
                                              By: /s/ Jeffrey Stoller
                                                 ---------------------------
                                                 Jeffrey Stoller, President and
                                                 Director